Fees Summary	Oct. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 11,783,656.36
Previously Paid Amount	(0)
Total Fee Amount	1,627.32
Total Offset Amount	(0)
Net Fee	$ 1,627.32